Exhibit 99.1

News Release

CONTACT:	Sameer Gokhale (Investors)	FOR IMMEDIATE RELEASE
	(513) 534-2219	August 8, 2017
Larry Magnesen (Media)
(513) 534-8055

Fifth Third Bancorp Announces Agreement to Sell Vantiv Shares

Cincinnati – On August 7, 2017, Fifth Third Bancorp and Fifth Third Bank entered into a transaction agreement with Vantiv, Inc. and Vantiv Holding, LLC (the “Repurchase Agreement”) pursuant to which (i) Fifth Third Bank has agreed to exercise its right to exchange 19.79 million of its Class B Units in Vantiv Holding, LLC for 19.79 million shares of Vantiv, Inc.’s Class A common stock and (ii) Vantiv, Inc. has agreed to repurchase the newly issued shares of Class A common stock upon issue (the “Share Repurchase”) directly from Fifth Third Bank at a price of $64.04 per share, the closing share price of the Class A common stock on the New York Stock Exchange on August 4, 2017. The Share Repurchase is conditioned on Vantiv, Inc. publishing a firm offer to acquire Worldpay Group plc. and is subject to termination, if among other things, the firm offer is not made by August 31, 2017.

During the third quarter, Fifth Third expects to recognize a pre-tax gain of approximately $1.0 billion (approximately $650 million after-tax) related to these transactions. Following the Share Repurchase, Fifth Third is expected to beneficially own approximately 8.6% of Vantiv’s equity through its ownership of approximately 15.25 million Class B units of Vantiv Holding, LLC. Following the closing of the Worldpay acquisition (if it occurs), Fifth Third is expected to beneficially own approximately 4.9% of Vantiv’s equity. Consistent with Fifth Third’s 2017 CCAR capital plan, Fifth Third currently expects to repurchase common shares from the realized after-tax gains from the transaction.

On consummation of the Share Repurchase, Fifth Third will no longer be entitled to appoint a director to Vantiv’s board of directors, and consequently Fifth Third’s remaining director will resign from Vantiv’s board.

Fifth Third will continue to account for its ownership in Vantiv Holding, LLC under the equity method of accounting given the nature of Vantiv Holding, LLC’s structure as a limited liability company and contractual arrangements between Vantiv Holding, LLC and Fifth Third. Subsequent to these transactions, Fifth Third’s equity method earnings in Vantiv Holding, LLC will decline approximately in proportion to the decline in Fifth Third’s ownership of Vantiv Holding, LLC. Assuming the after-tax proceeds are deployed into share repurchases, the impacts of these transactions are expected to be accretive to 2018 earnings per share.

Fifth Third Bancorp is a diversified financial services company headquartered in Cincinnati, Ohio. As of June 30, 2017, the Company had $141 billion in assets and operates 1,157 full-service Banking Centers, and 2,461 Fifth Third branded ATMs in Ohio, Kentucky, Indiana,

Michigan, Illinois, Florida, Tennessee, West Virginia, Georgia and North Carolina. In total, Fifth Third provides its customers with access to more than 45,000 fee-free ATMs across the United States. Fifth Third operates four main businesses: Commercial Banking, Branch Banking, Consumer Lending, and Wealth & Asset Management. Fifth Third is among the largest money managers in the Midwest and, as of June 30, 2017, had $330 billion in assets under care, of which it managed $34 billion for individuals, corporations and not-for-profit organizations through its Trust and Registered Investment Advisory businesses. Investor information and press releases can be viewed at www.53.com. Fifth Third’s common stock is traded on the NASDAQ® Global Select Market under the symbol “FITB.”

FORWARD-LOOKING STATEMENTS

This press release contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “anticipates,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated from time to time by our Quarterly Reports on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. There is a risk that additional information may become known during the company’s quarterly closing process or as a result of subsequent events that could affect the accuracy of the statements and financial information contained herein.

There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic or real estate market conditions, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, weaken or are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements and adequate sources of funding and liquidity may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) changes in customer preferences or information technology systems; (12) effects of critical accounting policies and judgments; (13) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (14) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (15) ability to maintain favorable ratings from rating agencies; (16) failure of models or risk management systems or controls; (17) fluctuation of Fifth Third’s stock price; (18) ability to attract and retain key personnel; (19) ability to receive dividends from its subsidiaries; (20) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (21) declines in the value of Fifth Third’s goodwill or other intangible assets; (22) effects of accounting or financial results of one or more acquired entities; (23) difficulties from Fifth Third’s investment in, relationship with, and nature of the operations of Vantiv Holding, LLC; (24) loss of income from any sale or potential sale of businesses (25) difficulties in separating the operations of any branches or other assets divested; (26) losses or adverse impacts on the carrying values of branches and long-lived assets in connection with their sales or anticipated sales; (27) inability to achieve expected benefits from branch consolidations and planned sales within desired timeframes, if at all; (28) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (29) the negotiation and (if any) implementation by Vantiv and/or Worldpay Group plc of the potential acquisition of Worldpay Group plc by Vantiv and such other actions as Vantiv and Worldpay Group plc may take in furtherance thereof; and (30) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.

You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

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